SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): August 23, 2001


                                    IPI, Inc.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Minnesota                 001-15563                   41-1449312
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


8091 Wallace Road
Eden Prairie, Minnesota                                     55344
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (952) 975-6200

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Items 1, 3, 4, 5, 6, 7, 8 and 9 are not applicable and therefore omitted.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

In a series of transactions ending on August 23, 2001, IPI, Inc. (the "Company") purchased 2,081,800 shares of common stock of Clarent Corporation (Nasdaq NM:
CLRN). Clarent Corporation is a California-based provider of Internet protocol communication solutions. The Company paid approximately $12,485,030 in total consideration for the 2,081,800 shares, which was financed from the working capital of the Company. The Company's total holdings in Clarent Corporation constitute approximately 5.1% of the 40,685,480 outstanding shares of common stock of Clarent Corporation as reported in Clarent Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001. On the date of this Current Report on Form 8-K, the Company has also filed a Schedule 13D relating to its ownership in Clarent Corporation common stock. The shares were purchased because the Company feels the shares are undervalued. The Company has no relationship to Clarent Corporation other than that of shareholder. Of the 2,081,800 shares purchased, 101,800 were purchased in open market transactions and 1,980,000 were purchased from Credit Suisse First Boston in a privately-negotiated transaction. As reported in a Schedule 13D filed on May 10, 2001, Mr. Irwin L. Jacobs, a director of the Company, beneficially owned the 1,980,000 shares of Clarent Corporation through the right to purchase the shares under a "pair basket" option with Credit Suisse First Boston. Mr. Jacobs believes it is the position of Credit Suisse First Boston that the options are no longer in effect.

On September 5, 2001, the Company issued a press release related to the purchase of Clarent Corporation Common Stock, which press release is attached hereto as
Exhibit 99.1.

From time to time, the Company has invested and may invest in other businesses or companies other than its core businesses of franchising and operating fast turnaround business printing operations and franchising learning centers. Although the Company has invested in other businesses or companies, the Company does not intend to become an investment company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated September 5, 2001.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      IPI, INC.


                                      By: /s/ David Engel
                                         ---------------------------------------
                                      David Engel
                                      Vice President of Finance, Chief Financial
                                      Officer


Dated: September 4, 2001